Exhibit 99.28

                       GE CAPITAL MORTGAGE SERVICES, INC.
                                MONTHLY STATEMENT
                                   March, 1998
           Series 1997-11, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of November 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                  %                     7.774373
                                                      -------------------------
       Weighted average maturity                                        353.73
                                                      -------------------------

A.   Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
      1.
                                Principal
               Principal Per  Prepayments Per    Interest Per
     Class      Certificate      Certificate     Certificate         Payout Rate
     -----      -----------      -----------     -----------         -----------
       R     $   0.00000000   $   0.00000000  $      0.00000000    %  0.00000000
       PO    $   0.92884508   $   0.09358289  $      0.00000000    %  0.00000000
       A1    $  39.15497036   $  38.07400631  $      5.39799721    %  7.00000000
       A2    $  25.23420345   $  24.53755476  $      5.83333333    %  7.00000000
       A3    $   0.00000000   $   0.00000000  $      5.83333340    %  7.00000000
       A4    $   0.00000000   $   0.00000000  $      5.83333354    %  7.00000000
       A5    $   0.00000000   $   0.00000000  $      5.83333333    %  7.00000000
       S     $   0.00000000   $   0.00000000  $      0.41867837    %  0.52512145
       M     $   0.71972176   $   0.00000000  $      5.82083086    %  7.00000000
       B1    $   0.71972257   $   0.00000000  $      5.82083018    %  7.00000000
       B2    $   0.71972045   $   0.00000000  $      5.82083067    %  7.00000000
       B3    $   0.71972045   $   0.00000000  $      5.82083067    %  7.00000000
       B4    $   0.71972037   $   0.00000000  $      5.82082557    %  7.00000000
       B5    $   0.71972012   $   0.00000000  $      5.82082982    %  7.00000000

       2.      Unanticipated Recoveries:      $                         0.00
                                                      -----------------------

B.   Accrual Amount
      1.
                              Accrual Amount
          Class
           N/A             $         N/A

      2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                              $                    99,917.49
                                                    -------------------------

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C.   The amounts below are for the aggregate of all Certificates:

      1.     The Pool Scheduled Principal Balance:
                                              $               467,423,284.28
                                                    -------------------------

      2.     The aggregate number of Mortgage Loans included in the Pool
             Scheduled Principal Balance set forth above:              1,569
                                                    -------------------------
      3.
      Beginning Aggregate Class  Ending Aggregate        Ending
        Certificate Principal   Class Certificate  Single Certificate
Class          Balance          Principal Balance       Balance         Cusip
-----          -------          -----------------       -------         -----
R      $             0.00  $              0.00  $        0.00         36157NER1
PO     $        99,967.48  $         99,874.38  $      996.43         GEC9711PO
A1     $   264,916,120.87  $    253,706,796.80  $      886.22         36157NEH3
A2     $    30,042,000.00  $     29,283,914.06  $      974.77         36157NEJ9
A3     $    47,129,000.00  $     47,129,000.00  $    1,000.00         36157NEK6
A4     $    15,836,000.00  $     15,836,000.00  $    1,000.00         36157NEL4
A5     $   100,143,000.00  $    100,143,000.00  $    1,000.00         36157NEM2
S      $   473,375,677.02  $    461,398,581.53  $      932.55         GEC97011S
M      $     7,746,361.44  $      7,740,774.25  $      997.14         36157NEN0
B1     $     4,747,802.10  $      4,744,377.67  $      997.14         36157NEP5
B2     $     3,747,949.71  $      3,745,246.44  $      997.14         36157NEQ3
B3     $     2,498,633.14  $      2,496,830.96  $      997.14         36157NES9
B4     $       749,390.38  $        748,849.86  $      997.14         36157NET7
B5     $     1,749,881.40  $      1,748,619.27  $      997.14         36157NEU4

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number              11  Principal Balance $         3,871,162.15
                                ----                        -----------------
       2.   60-89 days
            Number              1   Principal Balance $           247,372.61
                                ----                        -----------------
       3.   90 days or more
            Number              1   Principal Balance $           283,799.56
                                ----                        -----------------
       4.   In Foreclosure
            Number              0   Principal Balance $                 0.00
                                ----                        -----------------
       5.   Real Estate Owned
            Number              0   Principal Balance $                 0.00
                                ----                        -----------------

     6.   The Scheduled Principal Balance of any Mortgage Loan replaced pursuant
          to the Pooling And Servicing Agreement:     $                 0.00
                                                            -----------------

E.   Other Information:

       1.   Special Hazard Loss Amount:               $          5,008,170.00
                                                         ---------------------

       2.   Bankruptcy Loss Amount:                   $            200,645.00
                                                         ---------------------

       3.   Fraud Loss Amount:                        $          5,008,170.00
                                                         ---------------------

       4.   Certificate Interest Rate of the Class
            S Certificate:                                      %   0.52512145
                                                                --------------